Supplement, dated March 20, 2008, to the Prospectuses
                for each of the following Seligman Mutual Funds:

                 Prospectuses, each dated February 1, 2008, for
                    Seligman Core Fixed Income Fund, Inc. and
                   Seligman TargetHorizon ETF Portfolios, Inc.

                   Prospectuses, each dated March 1, 2008, for
       Seligman Frontier Fund, Inc. and Seligman Global Fund Series, Inc.

                      Prospectus, dated April 2, 2007, for
                 Seligman LaSalle Real Estate Fund Series, Inc.

                    Prospectuses, each dated May 1, 2007, for
        Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc. Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Growth Fund, Inc., Seligman High Income Fund Series,
   Seligman Income and Growth Fund, Inc., and Seligman Value Fund Series, Inc.
                           (collectively, the "Funds")


Effective March 20, 2008, the footnote to the description of the Funds' Class R shares in the Funds' prospectuses is hereby superseded and replaced with the following:

Class R shares are not available to all investors. You may purchase Class R shares only if you are a qualified or non-qualified employee benefit plan or arrangement (other than a Section 403(b) plan sponsored by public educational institutions) that provides for the purchase of Fund shares and has (1) less than $20 million in assets (determined at the time of initial investment in the Seligman Group of mutual funds); and (2) at least (a) $500,000 invested in the Seligman Group of mutual funds or (b) 50 eligible employees to whom such plan is made available. Seligman Advisors may waive the requirements described in (2) above in connection with sales pursuant to a retirement plan alliance program which has a written agreement with Seligman Advisors.